EXHIBIT 99.2

3Q20 Results Conference Call Investor Presentation

SAFE-HARBOR STATEMENT

This release contains "forward looking statements"—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. Forward-looking statements include any statement that does not directly relate to a current or historical fact. We have tried to identify forward looking statements by using words such as "anticipate," "believe," "expect," "intend," "will," "should," "may," "plan" and similar expressions, but these words are not the exclusive means of identifying forward looking statements.

Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID-19 pandemic: (i) the impact of global health concerns, including the impact of the current COVID-19 pandemic on the economies and financial markets and the demand for our products; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID-19 pandemic; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID-19 pandemic; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID-19 pandemic; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary; (ix) our ability to realize revenue from customer orders and backlog; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (xi) the economy, including its stability in light of the COVID-19 pandemic, and the potential impact it may have on our business, including our customers; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers; (xv) the effects of the change of administrations in the U.S. federal government; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xvii) the potential loss of tax benefits if we experience an "ownership change" under Section 382 of the Internal Revenue Code of 1986, as amended; (xviii) our ability to utilize various relief options enabled by the CARES Act, including our ability to receive forgiveness of the PPP Loans; (xix) the limited trading market for our securities and the volatility of market price for our securities; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019, as supplemented by our Current Report on Form 8-K filed April 17, 2020 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

2 | Investor Presentation

PERFORMANCE OVERVIEW

4 | Investor Presentation EXECUTIVE SUMMARY Third Quarter 2020 Stable revenue growth driven by wind tower demand Operated wind tower manufacturing facilities near optimal capacity Pandemic - related supply chain disruptions impacted margin capture Working capital discipline drove improved free cash flow Reduced outstanding borrowings, while improving liquidity position Evaluating both organic and inorganic growth opportunities Total revenue increased 18.4% y/y to $54.6 million in 3Q20; growth in Heavy Fabrications offset declines in Gearing and Industrials Solutions Total tower sections sold increased 30% y/y in 3Q20; plant capacity nearly booked for 2020; 35% booked for 2021 Total free cash flow of $7.3 million in Q3, driven by working capital improvements Outstanding LOC borrowings of $7.6 million as of 9/30/20 – the lowest level since 3Q17; exiting 3Q20 with $21.8 million in cash and availability on LOC Gross margin declined 190 bps y/y to 6.8%; Adjusted EBITDA margin declined 160 bps y/y to 2.4% Organic focus remains on offshore wind partnerships and end - market diversification; inorganic focus on complementary, immediately accretive assets

CONSOLIDATED FINANCIAL DATA

Wind-driven revenue growth offset by near-term pandemic-related supply chain constraints

- 18% y/y revenue growth; increased demand within wind business partially offset by lower non-wind revenue
- 3Q20 gross margin impacted by pandemic-related supply chain disruptions and design change-overs
- TTM Adjusted EBITDA increased $5.8 million y/y to $9.5 million
- Non-wind business poised for improvement during the first half 2021, given current expectations for customer activity levels

Total Revenue
($MM)



$46.1
$54.6
$156.2
$207.4
3Q19
3Q20
TTM 3Q19
TTM 3Q20

Gross Profit
($MM)(1)



Gross margin (190) bps y/y to 6.8%
Gross margin +230 bps y/y to 9.3%
$4.0
$3.7
$10.9
$19.3
3Q19
3Q20
TTM 3Q19
TTM 3Q20

Adjusted EBITDA
($MM)(1)



Adjusted EBITDA margin (160) bps y/y to 2.4%
Adjusted EBITDA margin +220 bps y/y
$1.9
$1.3
$3.7
$9.5
3Q19
3Q20
TTM 3Q19
TTM 3Q20

Earnings Per Share
($)



($0.06)
($0.06)
($0.97)
($0.06)
3Q19
3Q20
TTM 3Q19
TTM 3Q20

(1) Margin implies the listed metric divided by total revenue in the period listed

5 | Investor Presentation

HEAVY FABRICATIONS SEGMENT Strong wind tower demand contributed to revenue growth, margin expansion 6 | Investor Presentation Segment Revenue ($MM) Segment Adjusted EBITDA ($MM) Segment Orders ($MM) Segment Backlog ($MM) • 28% y/y segment revenue growth in 3Q20, driven by increased demand from the wind and industrials markets • 2020 tower production is fully committed; currently 35% booked for 2021 tower production • Adjusted EBITDA increased 63% y/y; Adj EBITDA margin improved 150 bps y/y in 3Q20 • Continue to experience pandemic - related order delays, contributing to y/y decline in backlog ; no major order cancellations $33.8 $43.4 $103.2 $163.0 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $1.8 $3.0 $3.1 $14.1 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $65.6 $31.4 $178.7 $83.6 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $152.6 $85.2 $73.4 3Q19 2Q20 3Q20 9/30/19 6/30/20 9/30/20

HEAVY FABRICATIONS SEGMENT

Continued y/y growth in demand for wind tower sections

Total Wind Tower Sections Sold

(Number of Sections)



+372% y/y
+66% y/y
+59% y/y
+28% y/y
64
302
188
312
201
320
243
312
4Q18
4Q19
1Q19
1Q20
2Q19
2Q20
3Q19
3Q20

Note: In December 2019, the United States production tax credit for renewable wind projects was extended for one-year, pursuant to a year-end 2019 appropriations bill, from January 1, 2020 to January 1, 2021. As a result of the new legislation, the PTC will subsidize wind projects commenced as late as 2020 and completed by 2024, or later, if continuous construction can be demonstrated.

7 | Investor Presentation

GEARING SEGMENT Challenged by short - term pandemic - related delays in customer orders; anticipate 1H21 recovery 8 | Investor Presentation Segment Revenue ($MM) Segment Adjusted EBITDA ($MM) Segment Orders ($MM) Segment Backlog ($MM) • 11% segment revenue decline driven by short - term delays in customer orders due to the pandemic • Industrial gearing revenue increased 100% y/y, offset by declines in oil/gas, mining and steel • Less favorable sales mix and lower utilization impacted Adjusted EBITDA in 3Q20 • Y/Y increase in backlog supported by end - market diversification $8.0 $7.1 $38.2 $27.9 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $1.1 ($0.5) $6.1 $0.7 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $5.9 $3.2 $27.1 $26.3 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $14.6 $17.4 $15.0 3Q19 2Q20 3Q20 9/30/19 6/30/20 9/30/20

INDUSTRIAL SOLUTIONS SEGMENT Stable y/y performance; 38% y/y growth in segment backlog supported by consistent order activity 9 | Investor Presentation Segment Revenue ($MM) Segment Adjusted EBITDA ($MM) Segment Orders ($MM) Segment Backlog ($MM) • 5% y/y decline in segment revenue; growth in aftermarket offset by decline in NGT • TTM segment order trend is +20% y/y, supported by broad based market growth • Segment backlog +38% y/y in 3Q20 $4.3 $4.1 $14.8 $16.6 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $0.3 $0.2 ($0.4) $1.0 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $5.1 $4.9 $16.1 $19.5 3Q19 3Q20 TTM 3Q19 TTM 3Q20 $7.4 $9.5 $10.3 3Q19 2Q20 3Q20 9/30/19 6/30/20 9/30/20 • TTM Adjusted EBITDA margins expanding

BALANCE SHEET UPDATE Sequential decline in working capital as % of sales; elevated cash and availability on LOC 10 | Investor Presentation Total Cash and Availability on Credit Facility ($MM) Operating Working Capital as a % of Sales (1) (1) Operating working capital divided by T3M annualized sales 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 9/30/20 9/30/20 14% 5% 11% 13% 3% 3% 5% 9% 6% $6.0 $11.5 $7.6 $8.1 $19.2 $19.0 $19.0 $21.9 $21.8

MANAGEMENT OUTLOOK

COVID - 19 BUSINESS RESPONSE Ensuring business continuity, while protecting the health and safety of our employees 12 | Investor Presentation Employee Health & Safety Liquidity Profile Business Continuity > The Company remains in full compliance with all debt covenants, recently extended Line of Credit for 3 years, with lower borrowing costs > The Company received a Paycheck Protection Program loan in April; planning to submit forgiveness application in Q4 > Our business is considered critical and essential infrastructure by the U.S. Department of Homeland Security > All facilities are considered essential businesses and are currently open/operating > Order rates have declined since the COVID - 19 outbreak > Supply chain disruptions for global commodities intensifying > Significant employee scheduling challenges, as pandemic spreads > We are closely monitoring the potential impact of the novel coronavirus (COVID - 19) on our operations, customers and supply chain > We have adopted all necessary and appropriate virus prevention protocols consistent with the recommendations provided by the U.S. Centers for Disease Control and Prevention

CUSTOMER DIVERSIFICATION INITIATIVE Balanced revenue mix supports long - term growth and profitability 13 | Investor Presentation Wind vs. Non - Wind Revenue Concentration ($MM) (1) Non - Wind Revenue By Sector (as % of total revenue) (1) Wind energy figures shown above exclude repair/replacement demand 0% 2% 7% 2% 0% 3% 3% 4% 5% 7% 8% 10% 1% 5% 3% 4% 8% 9% Construction Industrial Other Oil & Gas Power Generation Mining 2016 2019 TTM 3Q20 $24.7 $46.2 $63.7 $65.9 $63.0 $156.2 $100.6 $61.8 $112.3 $144.5 2016 2017 2018 2019 TTM 3Q20 Non-Wind Wind - New Installations

DEMAND OUTLOOK BY END - MARKET Customer guidance drives our outlook 14 | Investor Presentation > TTM Revenue > 70% > Sector Outlook > Positive > Customer Feedback > Continue to pursue offshore opportunity > Levelized cost of wind energy continues to decline / demand from C&I buyers continue > TTM Revenue > 8% > Sector Outlook > Positive/Neutral > Customer Feedback > Manitowoc deep water port and manufacturing competencies strategic advantages > Gearbox quoting opportunities rising > TTM Revenue > 8% > Sector Outlook > Positive > Customer Feedback > Primary customer regaining share in the near term > TTM Revenue > 9% > Sector Outlook > Neutral > Customer Feedback > Orders weakened following COVID - 19 outbreak > TTM Revenue > 4% > Sector Outlook > Negative > Customer Feedback > Early signs of recovery, cannibalization of equipment exhausting inventory levels > Supporting next generation gearbox designs > TTM Revenue > 1% > Sector Outlook > Neutral/Negative > Customer Feedback > Infrastructure bill would be meaningful Wind Sector Industrial/Other Sector Power Generation Sector Mining Sector Oil & Gas Sector Construction Sector

U.S. WIND SECTOR FORECAST Onshore ramp occurring; offshore ramp accelerating in the 2023 - 2025 timeframe 15 | Investor Presentation U.S. Wind Power Onshore and Offshore Capacity Installations (Annual On - Shore GW Installed) (1) (1) Source: Wood MacKenzie 3Q20 Wind Sector Outlook; wind values include new build and repowering (2) On May 27, 2020, the Internal Revenue Service issued Notice 2020 - 41 , providing taxpayers with relief for purposes of satisfying the beginning - of - construction requirement for qualifying production tax credit (PTC) and investment tax credit (ITC) projects, including wind and solar projects. Specifically, the IRS notice provides (1) a one - year extension to the Continuity Safe Harbor for projects that began construction in 2016 or 2017, and (2) a new safe harbor for satisfying the 3 - 1/2 Month Rule for property or services purchased after Sept. 15, 2019, and received by the taxpayer no later t han Oct. 15, 2020. • There are currently more than 60,000 wind turbines operating across 41 states and two U.S. territories • Recent PTC extension provides additional time to bring new wind projects online without jeopardizing tax credits (2) • 13 states with more than 1 GW under construction or advanced development • Offshore wind installations to represent more than half of all new capacity additions by 2025 CY18 CY19 CY20 E CY21 E CY22 E CY23 E CY24 E CY25 E CY26 E CY27 E CY28 E CY29 E United States Onshore Wind Energy (GW) United States Offshore Wind Energy (GW) 8.0 11.0 16.6 13.2 6.8 6.4 9.9 7.9 8.2 9.0 9.1 9.2

16 | Investor Presentation Levelized Cost of Wind Energy ($/MWh) (1) (1) Source: Lazard Levelized Cost of Energy Analysis (v13.0) Levelized Cost of Energy Across Energy Sources ($/MWh) (1) $0 $20 $40 $60 $80 $100 $120 $140 $160 Onshore Wind Solar PV Utility CC Gas Geothermal Coal $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 CY09 CY10 CY11 CY12 CY13 CY14 CY15 CY16 CY17 CY18 CY19 $101 $169 $148 $99 $92 $50 $95 $48 $95 $45 $81 $37 $77 $32 $32 $62 $30 $60 $29 $56 $28 $54 WIND IS A MORE COMPETITIVE POWER GENERATION SOURCE Since 2009, the levelized cost of wind energy has declined 70%

KEY INITIATIVES BY SEGMENT Positioned for profitable growth across diverse customer and product end markets 17 | Investor Presentation > Sell ’21 tower capacity and expand tower and repowering customer base > Add production capabilities and complete key systems upgrades to maximize profitability > Continue to evaluate offshore wind market partnerships > Expand Industrial Fabrication product line customer base > Leverage engineering and supply chain organization to support evolving tower market > Take continuous improvement actions to ensure "zero defect" quality ratings Heavy Fabrications Segment Capitalize on continued growth in both wind and non - wind markets > Accelerate end - market diversification beyond oil/gas gearing market > Strengthen engineering and sales resources > Grow custom gearbox business; expand repair business geographically > Leverage recently completed systems initiatives to maximize profitability Gearing Segment Focus on Gearbox market share growth, increase weighting in less cyclical end - markets > Continue core focus on gas turbine market, while expanding customer base > Pursue clean tech growth opportunities > Leverage BWEN engineering and business development resources Industrial Solutions Segment Focus on revenue diversification within gas turbines and growth in clean tech

INVESTMENT THESIS Diversified precision manufacturer serving clean tech and industrial applications 18 | Investor Presentation 1. Leading precision manufacturer with a diversified industry focus > Heritage is in the renewable sector (e.g., Wind); future includes mining, oil/gas, power gen, material handling, construction an d industrial 2. Multi - year revenue diversification initiative gaining momentum > Annual revenue outside the wind sector is $ 63 million, customer concentration improving > Plant utilization dramatically improving; non - wind revenue has increased by nearly 3x since 2016 5. Liquidity profile improving; total cash and availability of $21.8 million as of 9/30/20 3. Extension of PTC and recent trade case findings provide major catalyst for Heavy Fabrications > Demand for renewable energy driven by government incentives and corporate ESG initiatives 4. Clean tech play positioned for profitable growth > Base wind business remains strong; off - shore wind remains a key growth opportunity > Supportive of customer and end market diversification strategy; opportunistic acquisitions and organic growth investments

APPENDIX

EXHIBIT A Orders, Revenues and Operating Income (Loss) By Segment 20 | Investor Presentation

EXHIBIT B GAAP to Non - GAAP Consolidated Adjusted EBITDA Reconciliation 21 | Investor Presentation

EXHIBIT C GAAP to Non - GAAP Adjusted EBITDA Reconciliation By Segment 22 | Investor Presentation

EXHIBIT C (Continued) GAAP to Non - GAAP Adjusted EBITDA Reconciliation By Segment 23 | Investor Presentation

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